UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2025

StandardAero, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42298	30-1138150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6710 North Scottsdale Road, Suite 250
Scottsdale, Arizona		85253
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 377 3100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SARO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2025, the Board of Directors (the “Board”) of StandardAero, Inc. (the “Company”) elected Derek J. Kerr as a Class III director of the Company, effective on February 18, 2025.

Mr. Kerr is eligible to participate in the Company’s Non-Employee Director Compensation Program (the “Program”), including receipt of an annual cash retainer of $100,000 for his Board service, an initial award of restricted stock units in an amount equal to $175,000 (pro-rated based on the date of appointment, as described in the Program) divided by the average closing price of the Company’s common stock over the preceding 30 trading days (the “Reference Price”) and an annual award of restricted stock units in an amount equal to $175,000 divided by the Reference Price. The restricted stock unit awards vest on the earlier of the day immediately prior to the date of the next annual meeting of stockholders or the first anniversary of the date of grant, subject to Mr. Kerr’s continued service on the Board through each such vesting date. Mr. Kerr has also entered into the Company’s standard indemnification agreement for directors and officers.

Mr. Kerr was designated as a director by affiliates of The Carlyle Group Inc., the Company’s controlling stockholder, pursuant to the Stockholders Agreement, by and among the Company and the stockholders party thereto, dated October 1, 2024, and filed with the Securities and Exchange Commission on October 3, 2024. There is no family relationship between Mr. Kerr and any of the Company’s other directors or executive officers. Mr. Kerr has no material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARDAERO, INC.

Date:	February 20, 2025	By:	/s/ Daniel Satterfield
Daniel Satterfield Chief Financial Officer